                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                               AMENDMENT NO. 1

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 15, 1997
                                                 -------------------------------

                             THE TRANZONIC COMPANIES
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Ohio                           1-5774                       34-0664235
----------------      -------------------------         ------------------------
(State or other       (Commission File Number)            (I.R.S. Employer
jurisdiction of                                           Identification
incorporation)                                                Number)




30195 Chagrin Boulevard, Pepper Pike, Ohio                     44124
-------------------------------------------           -------------------------
(Address of principal executive offices)                    (ZIP Code)



Registrant's telephone number, including area code:  (216)831-5757
                                                   -----------------------------




                                  N/A
--------------------------------------------------------------------------------
(Former name or former address if changed from last report)


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Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
-------     -----------------------------------------
            INFORMATION AND EXHIBITS
            ------------------------

(a)         Financial Statements of Business Acquired.
            ------------------------------------------

            Not applicable

(b)         Pro Forma Financial Information Unaudited
            -----------------------------------------

            The following financial statements are filed herewith as a part of this Report:

            1. The Tranzonic Companies Unaudited Pro Forma Condensed Consolidated Balance Sheet as of August 31, 1997.

            2. The Tranzonic Companies Unaudited Pro Forma Condensed Consolidated Statement of Earnings for the year ended February 28, 1997 and for the Six-Month Period Ended August 31, 1997.*

(c)         Exhibits.
            --------

            10.1. Asset Purchase Agreement by and among Baxter Tube Company, The Tranzonic Companies and Caraustar Industries, Inc. dated September 19, 1997.*

---------

* Previously filed on October 24, 1997 with the Registrant's Form 8-K dated October 15, 1997.

                                        2

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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  December 10, 1997                           THE TRANZONIC COMPANIES


                                                   By: /s/Robert S. Reitman
                                                       ---------------------
                                                      Name:   Robert S. Reitman
                                                      Title:  President

                                                     THE TRANZONIC COMPANIES
                                                  UNAUDITED PRO FORMA CONDENSED
                                                    CONSOLIDATED BALANCE SHEET
                                                      AS OF AUGUST 31, 1997




                                                                    THE        DIVESTITURE                            PRO FORMA
                                                                 TRANZONIC         OF            PRO FORMA            TRANZONIC
                                                                 COMPANIES     BAXTER TUBE      ADJUSTMENTS           COMPANIES
                                                          -------------------------------------------------       -------------
         ASSETS
         ------
CURRENT ASSETS
       CASH                                                     $7,980,238               0      10,648,086 (1)      18,628,324
       RECEIVABLES                                              16,595,225      (1,792,397)              0          14,802,828
       INVENTORY                                                20,657,821      (1,601,157)              0          19,056,664
       OTHER CURRENT ASSETS                                      1,659,658         (79,624)              0           1,580,034
                                                          -------------------------------------------------       -------------
          TOTAL CURRENT ASSETS                                  46,892,942      (3,473,178)     10,648,086          54,067,850

PROPERTY PLANT AND EQUIPMENT                                    18,901,031      (2,741,479)              0          16,159,552
OTHER NON-CURRENT ASSETS                                        11,543,745      (2,256,055)              0           9,287,690
                                                          -------------------------------------------------       -------------
          TOTAL ASSETS                                         $77,337,718      (8,470,712)     10,648,086          79,515,092
                                                          =================================================       =============

      LIABILITIES AND SHAREHOLDERS' EQUITY
      ------------------------------------
CURRENT LIABILITIES
       ACCOUNTS PAYABLE                                         $8,511,182      (1,446,443)              0           7,064,739
       OTHER CURRENT LIABILITIES                                 4,624,496        (169,338)              0           4,455,158
                                                          -------------------------------------------------       -------------
          TOTAL CURRENT LIABILITIES                             13,135,678      (1,615,781)              0          11,519,897

OTHER NON-CURRENT LIABILITIES                                    4,140,025         (30,665)        (28,032)(2)       4,081,328

SHAREHOLDERS' EQUITY
       COMMON SHARES                                               998,885               0               0             998,885
       ADDITIONAL PAID IN CAPITAL                                5,902,555               0               0           5,902,555
       RETAINED EARNINGS                                        57,600,132               0       3,851,852 (3)      61,451,984
                                                          -------------------------------------------------       -------------
                                                                64,501,572               0       3,851,852          68,353,424

       LESS TREASURY SHARES                                      4,439,557               0               0           4,439,557
                                                          -------------------------------------------------       -------------
          TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $77,337,718      (1,646,446)      3,823,820          79,515,092
                                                          =================================================       =============

(1) Represents the net after-tax cash proceeds on the sale as follows:

        Cash Proceeds        $13,528,376
        Estimated Per Share
          Costs                 (350,000)
        Estimated Tax         (2,530,290)
                             -----------
                             $10,648,086
                             ===========

(2) Represents the deferred tax effects of the sale

(3) Represents the net after-tax gain on the sale as follows:

       Estimated Book Gain   $ 6,382,142
       Estimated Tax          (2,530,290)
                             -----------
                             $ 3,851,852
                             ===========
